UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 29, 2013

TRESORO MINING CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52660	20-1769847
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1220 – 666 Burrard Street Vancouver, BC	V6C 2X8
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 681-3130

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Previous independent registered public accounting firm

On May 29, 2013, Tresoro Mining Corp. (the “Company”) formally informed Patrick Rodgers, CPA, PA of its dismissal as the Company’s independent registered public accounting firm.  On October 17, 2012, the Company filed a Current Report on Form 8-K  indicating that the Company had engaged Michael F. Cronin as its new independent certifying accountant to audit the Company's financial statements. On January 19, 2013 Michael Cronin resigned and the Company engaged Patrick Rodgers, CPA, PA, with address at 309 East Citrus Street, Altamonte Springs, Florida 32701, as its auditor.  Patrick Rodgers, CPA, PA has not issued any reports on the Company’s financial statements.  The Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

During the Company’s two most recent fiscal years preceding the termination of Patrick Rodgers, CPA, PA, and through its dismissal, there were no disagreements with Patrick Rodgers, CPA, PA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Patrick Rodgers, CPA, PA would have caused them to make reference thereto in connection with their report on the financial statements for such years.

The Company has requested that Patrick Rodgers, CPA, PA furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of the letter provided by Patrick Rodgers, CPA, PA  is filed as Exhibit 16.1 to this Form 8-K.

New independent registered public accounting firm

On May 29, 2013, the Company engaged GBH CPAs, PC, as its new independent registered public accounting firm.  During the two most recent fiscal years and through May 29, 2013, the Company had not consulted with GBH CPAs, PC regarding any of the following:

(a)
The application of accounting principles to a specific transaction, either completed or proposed, or the type of audit of audit opinion that may be rendered on the Company’s financial statements, and GBH CPAs, PC did not provide either a written report or oral advice to the Company that GBH CPAs, PC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or

(b)
The subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

16.1	Letter from Patrick Rodgers, CPA, PA dated May 29, 2013, to the Securities and Exchange Commission regarding statements included in this Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRESORO MINING CORP.

Dated: May 30, 2013	By:	/s/ William D. Thomas
William D. Thomas
Chief Financial Officer and a Director

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